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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                DECEMBER 29, 2000


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



       DELAWARE                        1-12641                45-0306084
(State or Other of            (Commission File Number)       (I.R.S. Employer
   Incorporation)                                         Identification Number)



 2829 SOUTH UNIVERSITY DRIVE                              58103
    FARGO, NORTH DAKOTA                                 (Zip Code)
(Address of principal executive offices)

                                 (701) 237-7363
                (Company's telephone number, including area code)



                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

RDO Equipment Co. (the "Company") reports that a press release dated December 29, 2000, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on December 29, 2000. The press release announced that effective December 28, 2000, John Deere Construction Equipment revoked its dealership termination notices to the Company and dismissed all claims pending in its arbitration venued in Chicago, Illinois with the Company. The Company also dismissed all claims in the arbitration and all claims in federal court filed against Credit Suisse First Boston. The Company's wholly owned subsidiary, RDO Construction Equipment Co., has signed new dealership agreements with John Deere Construction Equipment Company ("John Deere"). The new agreements do not contain market performance requirements, and instead include standard meaningful progress requirements.

In connection with the dismissal of the claims described above, the Company, RDO Construction Equipment Co., and Ronald D. Offutt have also entered in to a Release and Covenant Not to Sue Agreement dated December 28, 2000, a copy of which is filed herewith as Exhibit 10.2, pursuant to which these parties agreed to release and not to sue John Deere and its related persons concerning John Deere's determination to cap the Company's aggregate market potential at 9.9% of the total market potential for John Deere's products in North America (with such total market potential measured as of the 12-month period ending January 1997).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Not Applicable

           (b)  PRO FORMA FINANCIAL INFORMATION.

                Not Applicable

           (c)  EXHIBITS.

                  EXHIBIT
                    NO.                                  DESCRIPTION


                10.1 Dealer Agreement dated December 28, 2000 between John Deere Construction Equipment Company and RDO Construction Equipment Co. (filed herewith)

                10.2 Release and Covenant Not to Sue dated December 28, 2000 by RDO Equipment Co., RDO Construction Equipment Co., and Ronald D. Offutt and accepted by John Deere Construction Equipment Company (filed herewith)

                99.1      Press Release dated December 29, 2000 (filed herewith)



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RDO EQUIPMENT CO.


                                      By:  /s/ Thomas K. Espel
                                         ---------------------------------------
                                           Thomas K. Espel
                                           Chief Financial Officer and Treasurer

Dated:  January 4, 2001

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                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS



       EXHIBIT
         NO.                              DESCRIPTION

   10.1 Dealer Agreement dated December 28, 2000 between John Deere Construction Equipment Company and RDO Construction Equipment Co. (filed herewith)

   10.2 Release and Covenant Not to Sue dated December 28, 2000 by RDO Equipment Co., RDO Construction Equipment Co., and Ronald
                 D. Offutt and accepted by John Deere Construction Equipment Company (filed herewith)

   99.1          Press Release dated December 29, 2000 (filed herewith)

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